Exhibit 99.1
T. Rowe Price Investor Meeting April 18, 2011 Growing Forward

This presentation is made as of the date hereof and contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD- LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy expects 2011 reported earnings to be about the same as adjusted earnings. Reported earnings could vary because of several factors. CMS Energy is not providing reported earnings guidance reconciliation because of the uncertainties associated with those factors. 1

Business Model Financial Use NOLs Grow Operating Cash Flow and EPS 5% - 7% Business Invest in Utility Create Jobs Enhance Customer Value Moderate Rate Increase 2 Consistent financial performance Fair and timely regulation Utility investment Customer value Safe, excellent operations

Regulatory Progress . . . . .. . . . supports growth. 2009 Filed $214 M Self-Imp $179 M Order $139 M 2010 Filed $178 M Self-Imp $150 M Order $146 M 2009 Filed $114 M Self-Imp $89 M Order $66 M 2010 Filed $55 M Self-Imp Delayed 78% 97% 74% 2008 2009 2010 2011 Electric Gas 2008 2009 2010 2011 Filed New Renewable Plan $55 M Reduction Order by August 12 2011 3

Michigan 2010 Census Results 4 Population Change by County: 2000-2010 15-25% 5-15 0-5 < -10 Not in service territory Service Territory Change Consumers +3% Non-Consumers - 7 State of Michigan - 1 City of Detroit - 25 > -10

(CHART) Economy: 2010 Electric Sales (weather-adjusted) . . . . 2010 Sales (vs 2009) .. . . . recovering. (CHART) Electric Sales 0 7% decline 1979 to 1982 6% decline 2007 to 2009 Total +2% Up 9% 1983 &1984 Up 4% 2010 & 2011 5

2011 Forecasted Electric Sales (weather adjusted) . . . . .. . . . growth stronger. 6 (CHART) Total +2.5%

Intense Customer Focus . . . . 7 .. . . . continues as core to success. 2011-2015 Estimated Annual Average Base Rate Increases (CHART) Customer Value Initiative Eliminated legacy cost Maximize Energy Optimization Improve system reliability Competitive rates

Customer Value Customer Survey Improvement Speed of Answer - Call Center Improved by 55% Customer Complaints Down by 26% Meter Reading Read rate up to 88% Customer Value Initiatives 8

(CHART) Safety and Operations (CHART) Customer Minutes Safety Total Incidents Incidents down 64% from 2007 peak 0 Distribution Reliability 36% improvement from 2006 baseline 9

2011-2015 Growth at 5%-7% Driven By . . . . 10 .. . . . needed capital investment. Maintenance $3.1 Billion Environmental $1.5 Billion Renewables $0.7 Billion

Environmental Investment . . . . Environmental compliance remains good Environmental emission reductions better than plan Regulatory outlook improved GHG Regulation - minimal impact anticipated Flexibility in timing if needed 11 .. . . . $1.5 billion over next 5 years.

Renewable Energy Plans....

CMS ENERGY



Renewable Facilities
Proposed Company-owned Wind Facilities
New Power Purchase Agreements (287 MW)
Upper Peninsula
Lake Winds Energy Park
Cross Winds Energy Park

- Michigan energy law requires:
  - 10% renewables by 2015
  - Purchase 50% and build 50%
- Renewable energy surcharge reduced $55 million annually
- Still plan to invest $650 million over next five years, primarily on wind power

.... at lower customer costs while maintaining wind investment.

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13 Smart Grid Deployment . . . . .. . . . improves overall financial viability. Billing Customer Information Outage Management Work and Asset Management Enterprise Applications MDM/MDUS Total project cost $750 million Meter deployment begins early 2012 Removed deployment of gas only meters Minimize upfront IT system cost by installing only basic functionality Expanded functions installed later Improved ability to scale plan

Capital Investment . . . . (CHART) 2010 2011 2012 2013 2014 2015 Average Rate Base (bils) $10.3 $10.9 $11.6 $12.4 $13.3 0 Rate Base Bils $ Present Rate Base 5%-7% Reliability & Other Renewables Smart Grid Environmental Maintenance Depreciation .. . . . provides earnings growth. Utility Investment (CHART) $6.4 Billion 2011-2015 14

15 Investment Provides . . . . .. . . . cash flow growth too. (CHART) Amount (bils) $ Gross operating cash flow a up $0.1 billion per year $1.8 Interest Working capital and taxes Base Investment $1.3 $1.6 $1.6 $1.7 $1.5 $1.9 Cash flow before dividend Investment choices _ _ _ _ _ a Non-GAAP

Liquidity Strong With Recent Renewals . . . . 16 .. . . . and cash of $810 million as of March 31, 2011. (CHART) CMS Energy 5-year revolver 5-year revolver 3-year revolver Letter of Credit AR Facility Consumers Energy $550 2016 500 2016 150 2013 105 2013 250 2012 Renewal Among first 5-year term revolvers since 2007 _ _ _ _ _ a Planned closing 5/2011 a

Liquidity Renewals Continue Strategy To . . . . 17 (CHART) .. . . keep CMS ahead of the curve. New 5-year Utility Renewals 0.56 0.421 0.375 0.294 0.29 CMS 0.245 Available Liquidity as a Percentage of Market Cap (at 3-01) Peer median: 19.4%

Best in Class Risk Management . . . . Best in Class Risk Management . . . . .. . . . mitigates volatility. Old Opportunities Old Risks Decouple Decouple Cost Performance Reinvest 18 EPS 5% - 7% Base Rates <2%

Focus on Customers and Owners. . . .

CMS ENERGY

Key Takeaways

- **Restructured and grew**
- **Intense customer focus**
  - Investment
  - Performance
- **Clear owner commitment**
  - EPS growth
  - Dividend (up 68% 2010)
  - No need for equity
  - Robust risk mitigation

Owners



8% CAGR
5%-7% Growth
Actual a
Guidance
$0.81
0.90
0.96
1.08
0.84
$1.21 b
$1.26
$1.36
$0.80
0.85
0.90
1.00
0.80
$1.20
$1.25
$1.35
84¢
+68%
Dividend
Annual ¢/share
Payout
20¢
36¢
50¢
25%
30%
40%
2003
2004
2005
2006
2007
2008
2009
2010
2011
Future

a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock

. . . . paying off.

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Appendix

Bonus Depreciation . . . . Bonus Depreciation . . . . 21 .. . . . supports investment and extends use of NOLs. ? ?

2011 Sensitivities . . . . _ _ _ _ _ * Less than 0.5¢ or $500,000 .. . . . partly mitigated. .. . . . partly mitigated. - + - + 22

Consumers Capital Expenditures 23

Federal Tax Benefits 24

Electric Customer Base Diversified . . . . Hemlock Semiconductor General Motors State of Michigan Meijer Incorporated Nexteer Automotive Corporation Packaging Corporation of America Gerdau MacSteel Denso International Spectrum Health City of Grand Rapids Percent of 2010 electric gross margin is 2% Top Ten Customers Residential Commercial Autos Industrial Other (including ROA) 0.48 0.31 0.04 0.1 0.07 $1.95 Billion .. . . . "Autos" only 4% of gross margin. 2010 Electric Gross Margin Note: "Autos" includes 180 Business Partners identified by customer account managers 25

Michigan Utility Regulatory Construct . . . . Michigan Utility Regulatory Construct . . . . Source: Barclays Capital, Regulatory Research Associates, 2-7-11 CMS - Michigan Fuel cost recovery CWIP Self-implementation Forward test year Decoupling ? ? ? ? ? .. . . . compares favorably. 26

Michigan Energy Law . . . . Natural gas and power supply costs pass through to customers Cap on customer choice - 10% of load Sales decoupling Customer charge in place for renewable energy and energy optimization plans Self-implement rates six months after filing; final decision within 12 months .. . . . provides constructive regulatory framework. Working ? ? ? ? ? 27

Michigan Public Service Commission (MPSC) Composed of three members appointed by the Governor with the advice and consent of the Senate Appointed to serve staggered six-year terms No more than two Commissioners may represent the same political party One Commissioner is designated as Chairman by the Governor Orjiakor Isiogu, Chairman Appointed: 9/9/07 Term Ends: 7/2/13 Democrat Monica Martinez, Commissioner Appointed: 7/3/05 Term Ends: 7/2/11 Democrat Greg White, Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 Independent 28

Michigan Political Leadership Governor Rick Snyder Senate Majority Leader: Randy Richardville Minority Leader: Gretchen Whitmer Technology and Energy Committee Chair: Mike Nofs House Speaker: Jase Bolger Minority Leader: Richard Hamel Energy and Technology Committee Chair: Ken Horn Chair Senate Carl Levin Armed Services Debbie Stabenow Agriculture, Nutrition and Forestry House Fred Upton Energy and Commerce Dave Camp Ways and Means Mike Rogers Intelligence Sandy Levin Ranking Democrat, Ways and Means State United States 29

$800 Million Ludington Upgrade . . . . 30 .. . . . underway. Increase capacity by 15% Increase efficiency by 5% Reduce the Random Outage Rate (ROR) to 1% Extend periodic outage cycle from two to three- year cycle Operate for 30 years before next major overhaul

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GAAP Reconciliation